MUZINICH LOW DURATION FUND Institutional Shares (Ticker: MZLIX)

a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated November 10, 2022 to the Prospectus and Statement of Additional Information (the “SAI”) each dated April 30, 2022
Closure of Institutional Class Shares
Muzinich & Co., Inc., the Advisor to the Muzinich Low Duration Fund (the “Low Duration Fund”), has recommended, and the Board of Trustees (the “Board”) of Professionally Managed Portfolios has approved, the closure of the Institutional Class Shares of the Low Duration Fund. The Advisor’s recommendation was primarily based on the fact that the Institutional Class of the Low Duration Fund is not economically viable at its present size, and the Advisor did not anticipate that the Institutional Class Shares of the Low Duration Fund would experience meaningful growth in the foreseeable future. The closure is expected to occur after the close of business on November 25, 2022.
Effective at the close of business on November 25, 2022 (the “Conversion Date”), the outstanding Institutional Shares of the Low Duration Fund will be converted to Supra Institutional Shares of the Low Duration Fund (the “Class Conversion”). The Low Duration Fund will cease offering Institutional Class Shares after the close of business on November 25, 2022. The Class Conversion will be completed based on the share class relative net asset values on the Conversion Date, without the imposition of any sales charge or any other charge. As a result of the Class Conversion, shareholders holding Institutional Class Shares of the Low Duration Fund as of the Conversion Date will benefit from the Supra Institutional Class Shares’ lower shareholder fees and annual fund operating expenses relative to the Institutional Class Shares.
In addition, for Institutional Class shareholders currently enrolled in the Automatic Investment Plan or Systematic Withdrawal Plan, after the Class Conversion such shareholders will automatically begin purchasing Supra Institutional Class Shares through the Automatic Investment Plan or redeeming their Supra Institutional Class Shares through the Systematic Withdrawal Plan under the same terms and conditions. Likewise, following the Class Conversion, reinvested distributions will be reinvested in Supra Institutional Class Shares.
The Class Conversion is intended to be tax-free, meaning that the Low Duration Fund’s Institutional Class shareholders will become Supra Institutional Class shareholders without realizing any gain or loss for federal tax purposes, although each shareholder should consult with his or her own tax adviser.
In connection with this closure, the Board approved a waiver of the redemption fee of 1.00% imposed on Institutional Class shares redeemed within 90 days of purchase for redemptions of Low Duration Fund Institutional Class Shares and/or Supra Institutional Class Shares (only if resulting from the Class Conversion) that occur within 90 days after the date of this supplement.
Please see the Low Duration Fund’s Prospectus for more information about the fees and expenses associated with Institutional Class Shares of the Fund. No action is required to effect the Class Conversion.
Effective as of the Conversion Date, all references to Institutional Class Shares, with respect to the Low Duration Fund, are deleted from the Prospectus and SAI.
Please contact the Fund at 1‑855‑MUZINICH (toll free) or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus and SAI.